12. FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2022
Notes
12. FINANCIAL INSTRUMENTS

12.FINANCIAL INSTRUMENTS

The fair values of the Company’s cash, other receivables, advance to related party, due from optionee, property deposits, accounts payables and accrued liabilities and due to related parties approximate their carrying values because of the short-term nature of these instruments.

The Company’s financial instruments are exposed to certain financial risks, including credit risk, liquidity risk, interest risk, commodity price risk and currency risk.

(a)Credit risk

The Company’s cash is held in financial institutions in Canada, Portugal and Kosovo and property deposits are held by Portuguese regulatory authorities. Amounts are receivable from optionee and a related party.

(b)Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they fall due. The Company manages liquidity risk through the management of its capital structure.

As at December 31, 2022, the Company had cash of $307,531 (December 31, 2021 - $139,164), advance to related party of $22,323 (December 31, 2021 - $Nil), sales tax receivables of $3,627 (December 31, 2021 - $1,769) and other receivables of $10,713 (December 31, 2021 - $7,226) to settle current liabilities of $208,936 (December 31, 2021 - $803,562).

Accounts payable and accrued liabilities are due within the current operating period.

(c)Interest rate risk

Interest rate risk is not material as the Company does not have any significant financial assets or liabilities subject to fluctuation in interest rates.

(d)Equity market price risk

The Company is exposed to price risk with respect to equity market prices. Price risk as it relates to the Company is defined as the potential adverse impact on the Company’s ability to finance due to movements in individual equity prices or general movements in the level of the stock market. The Company closely monitors individual equity movements and the stock market to determine the appropriate course of action to be taken by the Company.

(e)Currency risk

The Company’s property interests in Portugal, Finland and Kosovo make it subject to foreign currency fluctuations and inflationary pressures which may adversely affect the Company’s financial position, results of operations and cash flows. The Company is affected by changes in exchange rates between the Canadian Dollar and foreign functional currencies. The Company does not invest in foreign currency contracts to mitigate the risks. The Company has net monetary assets of $130,200 dominated in Euros. A 1% change in the absolute rate of exchange in US dollars and Euros would affect its net income by $1,000.

IFRS 7 establishes a fair value hierarchy that prioritizes the input to valuation techniques used to measure fair value as follows:

Level 1 – quoted prices (unadjusted) in active markets for identical assets or liabilities;

Level 2 – inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly (i.e., as prices) or indirectly (i.e., derived from prices); and

Level 3 – inputs for the asset or liability that are not based on observable market data (unobservable inputs).

The following table sets forth the Company’s financial assets classified as subsequently measured at amortized cost as at December 31, 2021 and 2020.

The Company does not have any financial instruments that are measured at fair value.